FINANCING RECEIVABLE	12 Months Ended
Dec. 31, 2012
Receivables [Abstract]
FINANCING RECEIVABLE
NOTE C - FINANCING RECEIVABLE

The composition of the loan portfolio, including loans held for sale, at December 31 was as follows:

	2012	2011
	(In thousands)

One- to four-family residential	$249,202	$290,808
Multi-family residential	23,866	26,210
Construction	1,243	4,390
Commercial	67,166	63,394
Consumer	1,691	2,210
	343,168	387,012
Less:
Undisbursed portion of loans in process	933	1,478
Deferred loan origination fees	(339)	(209)
Allowance for loan losses	2,160	1,447

	$340,414	$384,296

The recorded investment in loans was as follows as of December 31, 2012:

	One-to four Family Residential	Multi-family Residential	Construction		Commercial	Consumer	Total

Purchased loans	$96,671	$10,352	$-		$35,005	$2,054	$144,082
Credit quality discount	(1,630)	(159)	-		(2,137)	(1,079)	(5,005)
Purchased loans
book value (3)	95,041	10,193	-		32,868	975	139,077
Originated loans (1)	154,161	13,673	1,243	(2)	34,298	716	204,091
Ending balance	$249,202	$23,866	$1,243		$67,166	$1,691	$343,168

(1)	Includes loans held for sale
(2)	Before consideration of undisbursed Loans-in-process
(3)	Loans purchased in acquisition of First Franklin

The carrying amount of purchased loans consisting of credit-impaired purchased loans and non-impaired purchased loans is shown in the following table as of December 31, 2012.

	Non-impaired Purchased Loans	Credit Impaired Purchased Loans
One-to-four family residential (1)	$91,058	$3,983
Multi-family residential	9,131	1,062
Construction	-	-
Commercial	24,347	8,521
Consumer	894	81
Total	$125,430	$13,647

(1)	Includes home equity lines of credit

Subsequent to acquisition, we regularly evaluate our estimates of cash flows expected to be collected on purchased impaired loans. If we have probable decreases in cash flows expected to be collected (other than due to decreases in interest rate indices and changes in prepayment assumptions), we charge the provision for credit losses, resulting in an increase to the allowance for loan losses. If we have probable and significant increases in cash flows expected to be collected, we first reverse any previously established allowance for loan losses and then increase interest income as a prospective yield adjustment over the remaining life of the loan, or pool of loans. Estimates of cash flows are impacted by changes in interest rate indices for variable rate loans and prepayment assumptions, both of which are treated as prospective yield adjustments included in interest income. As stated previously, Cheviot Financial’s allowance at December 31, 2012 does not include any credit quality discount related to loans acquired from First Franklin, other than $517,000 added during the year ended December 31, 2012 for certain one-to-four family residential real estate loans. The credit quality discount decreased approximately $1.3 million in 2012 as a result of loans paying off or being transferred to real estate acquired through foreclosure. Due to uncertainties in the evaluation of allowance for loan loss, it is at least reasonably possible that management’s estimate of the outcome will change within the next year.

The Corporation’s lending efforts have historically focused on one- to four-family and multi-family residential real estate loans, which comprise approximately $273.4 million and $319.9 million or 80%, and 83% of the net loan portfolio, at December 31, 2012 and 2011, respectively. Generally, such loans have been underwritten on the basis of no more than an 85% loan-to-value ratio, which has historically provided the Corporation with adequate collateral coverage in the event of default. Nevertheless, the Corporation, as with any lending institution, is subject to the risk that real estate values could deteriorate in its primary lending area of southwestern Ohio, thereby impairing collateral values.

In the ordinary course of business, the Corporation has made loans to its executive officers and directors. Loans to these officers and directors, as well as employees, are made at reduced interest rates and closing costs. These loans do not involve more than the normal risk of collectability. The aggregate dollar amount of loans to executive officers and directors totaled approximately $1.2 million at both December 31, 2012 and 2011, respectively. During the year ended December 31, 2012 one new mortgage loan was originated to an executive officer totaling $78,000. During the year ended December 31, 2011, there were principal disbursements totaling approximately $112,000. During the year ended December 31, 2010, one new line of credit was originated to a director totaling $100,000. During the years ended December 31, 2012, 2011 and 2010, there were repayments of approximately $148,000, $98,000 and 91,000, respectively.

The Company participates in the Federal Home Loan Bank of Cincinnati’s Mortgage Purchase Program which provides the Company the ability to sell conventional mortgage loans in the secondary market. The program utilizes a Lender Risk Account (LRA) which is funded through the proceeds of individual mortgages sold. One LRA is established for each master commitment and the amount deposited into the LRA is approximately 0.30% to 1.75% of each original loan balance.

If a loss on an individual loan is in excess of homeowner equity and (if applicable) primary mortgage insurance, funds are withdrawn from the related LRA to cover the shortfall. The Company is eligible to receive LRA funds, net of any losses, beginning in the sixth year from the date a master commitment is fulfilled. The Company’s LRA totaled $2.5 million, $903,000 and $292,000 at December 31, 2012, 2011, and 2010. The amount is reported in other assets and as deferred income until the FHLB remits amounts to the Company based on performance of loans in the Master Purchase Program aggregated pool, at which time revenue will be recognized. During the year ended December 31, 2012, 2011, and 2010, the Company received payments of $17,000, $6,000 and $5,000, respectively.